THE MAINSTAY GROUP OF FUNDS

Supplement dated December 17, 2009 (“Supplement”) to:

Prospectus for MainStay Equity Funds dated March 2, 2009
Prospectus for MainStay Income and Blended Funds dated March 2, 2009
Prospectus for MainStay Asset Allocation Funds dated March 2, 2009
Prospectus for MainStay Retirement Funds dated March 2, 2009
Prospectus for MainStay 130/30 Funds dated March 2, 2009
Prospectus for MainStay ICAP Funds dated March 2, 2009
Prospectus for MainStay Epoch Funds dated November 10, 2009 as revised November 18, 2009

(collectively referred to as the “Prospectuses”)

This Supplement updates certain information contained in the above-dated Prospectuses.  You may obtain copies of the Prospectuses and the Statements of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn:  MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the internet on the Funds’ website at mainstayinvestments.com.  Please review this important information carefully.

1.	The disclosure in the Shareholder Guide under the section entitled “Class I Share Considerations” in each of the Prospectuses is hereby deleted in its entirety and replaced with the following:

Class I Share Considerations

Class I shares are offered to:
•	Institutional Investors
o
Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through New York Life Retirement Plan Services or NYLIFE Distributors LLC or their affiliates;

o	Financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;
o
Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) a no-load network or platform that has entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.

•
Individual Investors who are initially investing at least $5 million in any single MainStay Fund: (i) directly with MainStay Investments; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates.

2.
The disclosure in the Shareholder Guide under the subsection entitled “Class I Shares” under the section entitled “Investment Minimums and Eligibility Requirements” in each of the Prospectuses is hereby deleted in its entirety and replaced with the following:

Class I Shares – Investment Minimums

The following minimums apply if you are investing in Class I shares of the Funds:
•	Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount in any MainStay Fund, and
•	Institutional Investors—no minimum initial or subsequent purchase amounts in any MainStay Fund.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts.

See the SAI for additional information.

3.	The last bullet point in under the section entitled “Compensation to Dealers” in the Shareholder Guide in each of the Prospectuses is hereby deleted in its entirety and replaced with the following:

•
Wholesaler representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of a Fund, which may vary based on the type of Fund being promoted or which financial intermediary firm is listed on the account.

4.	The last paragraph in the section entitled “Conversions Between Share Classes” in the Shareholder Guide in each of the Prospectuses is hereby deleted in its entirety and replaced with the following:

An investor or an investor’s financial intermediary may contact the Fund to request a voluntary conversion between share classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant net asset values of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class, or into another share class, if appropriate. Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a Fund. The Funds may change, suspend or terminate this conversion feature at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

ICAP FUNDS, INC.

Supplement dated December 17, 2009 (“Supplement”)
to the Statement of Additional Information dated March 2, 2009 as Amended August 7, 2009 (“SAI”)

This Supplement updates certain information contained in the above-dated SAI for series of ICAP Funds, Inc. (each a “Fund” and collectively, the “Funds”).  You may obtain copies of the Prospectus and the Statement of Additional Information applicable to the Funds free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782) or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  These documents are also available via the Funds’ website at mainstayinvestments.com.  Please review this important information carefully.

1.	Under the section entitled “Purchases at Net Asset Value” beginning on page 42 of the SAI, the sixth paragraph in the section is hereby deleted in its entirety and replaced with the following:

Class I shares of the Funds are sold at NAV. Class I shares may be purchased by (i) existing Class I shareholders (additional purchases of Class I shares may not be available through certain financial intermediary firms, investment platforms or certain types of investment accounts that do not offer Class I shares for initial or subsequent purchases; shareholders should confirm with their financial intermediary before investing); (ii) individuals investing directly with MainStay Investments at least $5 million in a Fund; and (iii) institutional investors. For purposes of Class I share eligibility, the term “institutional investors” includes, but is not limited to: (i) individuals purchasing through certain “wrap fee” or other programs sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC or its affiliates; (ii) investors purchasing through certain non-broker-dealer, registered investment advisory firms; (iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with New York Life Investments Retirement Plan Services, the Distributor, or their affiliates; (iv) financial institutions, endowments, foundations, government entities or corporations investing on their own behalf; (v) certain investment advisers, dealers or registered investment companies (including the MainStay Asset Allocation Funds) purchasing for their own account or for the account of other institutional investors; (vi) investors who held separately managed institutional accounts with Epoch Investment Partners, Inc. that transition their assets from those separately managed institutional accounts to a MainStay mutual fund account.

2.
Under the sub-section entitled “Distributor” under the section entitled “Investment Adviser, Subadvisor and Distributor” beginning on page 23 of the SAI, the last sentence of the first paragraph is hereby deleted and replaced with the following:

The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of a Fund, which may vary based on the type of Fund being promoted or which financial intermediary firm is listed on the account. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.

3.
Under the sub-section entitled “Distribution Plans” under the section entitled “Distribution and Shareholder Service Plans” beginning on page 24 of the SAI, the last sentence of the fifth paragraph is hereby deleted and replaced with the following:

The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of a Fund, which may vary based on the type of Fund being promoted or which financial intermediary firm is listed on the account. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.